                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 15, 1999
               Date of Earliest Event Reported: December 31, 1998



                            TCI COMMUNICATIONS, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charters)


                                State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-20421                                       84-1260157
------------------------                   -----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


           5619 DTC Parkway
          Englewood, Colorado                           80111
---------------------------------------               ----------
(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (303) 267-5500

Item 2.  Disposition of Assets

         Effective December 31, 1998, TCI Communications, Inc. ("TCIC") and Time Warner, Inc., Time Warner Entertainment Company, L.P. and Time Warner Entertainment Advance/Newhouse (collectively, "Time Warner") formed a 50-50 joint venture (the "Joint Venture"). TCIC and Time Warner each contributed cable television systems in Houston, Texas and portions of Southern Texas serving approximately 540,000 customers to the Joint Venture. In addition, the parties to the Joint Venture transferred debt aggregating $1.3 billion to the Joint Venture, of which $637 million was transferred by TCIC. The amount of debt transferred to the Joint Venture by each party was based on arm's-length negotiations between the parties. Time Warner will manage the Joint Venture. The press release announcing the formation of the Joint Venture is included as
         Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information

         TCI Communications, Inc. and Subsidiaries:
                  Condensed Pro Forma Balance Sheet,
                     September 30, 1998 (unaudited)
                  Condensed Pro Forma Statement of Operations,
                     Nine months ended September 30, 1998 (unaudited)
                  Condensed Pro Forma Statement of Operations,
                     Year ended December 31, 1997 (unaudited)
                  Notes to Condensed Pro Forma Financial Statements,
                      September 30, 1998 (unaudited)

(c)      Exhibits

         (99.1)   TCIC press release dated January 4, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    January 15, 1999



                                       TELE-COMMUNICATIONS, INC.
                                       (Registrant)



                                       By: /s/ Stephen M. Brett
                                          ----------------------------------
                                           Stephen M. Brett
                                             Executive Vice President

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES
                   (A Subsidiary of Tele-Communications, Inc.)

                    Condensed Pro Forma Financial Statements

                               September 30, 1998
                                   (unaudited)



         The following unaudited condensed pro forma balance sheet of TCIC, dated as of September 30, 1998, assumes that the Joint Venture (see note 1) had occurred as of such date.

         The following unaudited condensed pro forma statements of operations of TCIC for the nine months ended September 30, 1998 and the year ended December 31, 1997 assume that the Joint Venture, the IP-VI Transfer (see note 2) and the Cablevision Transaction (see note 3) had occurred as of January 1, 1997.

         The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Joint Venture, the IP-VI Transfer and the Cablevision Transaction had occurred as of January 1, 1997. These condensed pro forma financial statements of TCIC should be read in conjunction with the historical financial statements and the related notes thereto of TCIC.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES
                   (A Subsidiary of Tele-Communications, Inc.)

                        Condensed Pro Forma Balance Sheet
                                   (unaudited)

                                                                     September 30, 1998
                                                   ------------------------------------------------------
                                                      TCIC             Contribution to            TCIC
                                                   historical       Joint Venture (1)(4)        pro forma
Assets                                             ----------      ---------------------        ---------
                                                                    amounts in millions
Restricted cash, receivables and other
    current assets                                  $    814                  (13)                   801

Investment in Cablevision Systems Corporation
    ("CSC"), accounted for under the equity
    method                                               574                   --                    574

Investments in other affiliates accounted for
    under the equity method and related
    receivables                                          588                   90                    678

Property and equipment, net of
    accumulated depreciation                           6,309                 (267)                 6,042

Franchise costs, intangibles and
    other assets, net of amortization                 12,809                 (465)                12,344
                                                    --------             --------               --------

                                                    $ 21,094                 (655)                20,439
                                                    ========             ========               ========
Liabilities and Stockholders' Equity

Payables and accruals                               $  1,236                  (18)                 1,218

Debt                                                  12,244                 (637)                11,607

Deferred income taxes                                  5,355                   --                  5,355

Other liabilities                                        284                   --                    284
                                                    --------             --------               --------

     Total liabilities                                19,119                 (655)                18,464
                                                    --------             --------               --------

Minority interests                                       668                   --                    668

Redeemable preferred stock                               232                   --                    232

Company-obligated mandatorily redeem-
   able preferred securities of subsidiary
   trusts holding solely subordinated debt
   securities of the Company                           1,500                   --                  1,500

Common stockholder's deficit:
   Class A common stock                                    1                   --                      1
   Class B common stock                                   --                   --                     --
   Additional paid-in capital                          1,800                   --                  1,800
   Accumulated other comprehensive earnings               44                   --                     44
   Accumulated deficit                                  (956)                  --                   (956)
   Investment  in  Tele-Communications,
      Inc. ("TCI"), at cost                           (1,144)                  --                 (1,144)
   Due from related parties                             (170)                  --                   (170)
                                                    --------             --------               --------

                                                        (425)                  --                   (425)
                                                    --------             --------               --------

                                                    $ 21,094                 (655)                20,439
                                                    ========             ========               ========


See accompanying notes to unaudited condensed pro forma financial statements.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES
                   (A Subsidiary of Tele-Communications, Inc.)

                   Condensed Pro Forma Statement of Operations
                                   (unaudited)

                                                                        Nine months ended September 30, 1998
                                                  --------------------------------------------------------------------------------
                                                                     IP-VI Transaction (2)         Cablevision Transaction (3)
                                                               -------------------------------  -------------------------------
                                                                Contribution
                                                                     of
                                                                  Kentucky                      Contribution of
                                                    TCIC         Systems to       Pro forma       NJ/NY Systems    Pro forma
                                                  historical       IP-VI         adjustments       To New CSC     adjustments
                                                  ----------     ----------      -----------    ---------------   -----------
                                                                            amounts in millions,
                                                                          except per share amounts
Revenue                                          $    4,429             (64)            --                (80)            --

Operating, selling, general and administrative
     expenses, Year 2000 costs and stock
     compensation                                    (2,698)             40             --                 43             --

Depreciation and amortization                        (1,079)             15             --                 14             --
                                                 ----------    ------------     ----------      -------------     ----------

      Operating income                                  652              (9)            --                (23)            --

Interest expense                                       (728)             21             --                  7             --

Share of losses of CSC                                  (89)             --             --                 --            (41) (6)

Share of losses of other affiliates, net                 (3)             --             (3) (5)            --             --

Other income, net                                       314              (2)            --                 --             --
                                                 ----------    ------------     ----------      -------------     ----------

      Earnings before income taxes                      146              10             (3)               (16)           (41)

Income tax expense                                     (145)             (4)             1 (8)              4             16 (8)
                                                 ----------    ------------     ----------      -------------     ----------

      Net earnings (loss)                                 1               6             (2)               (12)           (25)

Dividend requirements on preferred stocks                (7)             --             --                 --             --
                                                 ----------    ------------     ----------      -------------     ----------

      Net loss attributable to common
          stockholder                            $       (6)              6             (2)               (12)           (25)
                                                 ==========    ============     ==========      =============     ==========


                                                     Nine months ended September 30, 1998
                                                 ---------------------------------------------

                                                        Joint Venture (1)
                                                 -------------------------------



                                                  Contribution to     Pro forma       TCIC
                                                 Joint Venture (4)   adjustments    pro forma
                                                 -----------------   -----------    ---------
                                                                  amounts in millions,
                                                                except per share amounts

Revenue                                                   (191)            --          4,094

Operating, selling, general and administrative
     expenses, Year 2000 costs and stock
     compensation                                          104             --         (2,511)

Depreciation and amortization                               40             --         (1,010)
                                                 -------------    -----------     ----------

      Operating income                                     (47)            --            573

Interest expense                                            36             --           (664)

Share of losses of CSC                                      --             --           (130)

Share of losses of other affiliates, net                    --              6 (7)         --

Other income, net                                           --             --            312
                                                 -------------    -----------     ----------

      Earnings before income taxes                         (11)             6             91

Income tax expense                                           4             (2) (8)      (126)
                                                 -------------    -----------     ----------

      Net earnings (loss)                                   (7)             4            (35)

Dividend requirements on preferred stocks                   --             --             (7)
                                                 -------------    -----------     ----------

      Net loss attributable to common
          stockholder                                       (7)             4            (42)
                                                 =============    ===========     ==========-


See accompanying notes to unaudited condensed pro forma financial statements.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES
                   (A Subsidiary of Tele-Communications, Inc.)

                   Condensed Pro Forma Statement of Operations
                                   (unaudited)

                                                                        Year ended December 31, 1997
                                                  --------------------------------------------------------------------------------
                                                                     IP-VI Transaction (2)         Cablevision Transaction (3)
                                                               -------------------------------  -------------------------------
                                                                Contribution
                                                                     of
                                                                  Kentucky                      Contribution of
                                                     TCIC        Systems to       Pro forma       NJ/NY Systems       Pro forma
                                                  historical       IP-VI         adjustments       To New CSC        adjustments
                                                  ----------     ----------      -----------    ---------------      -----------
                                                                            amounts in millions,
                                                                          except per share amounts
Revenue                                          $    6,167            (185)            --               (428)          --

Operating, cost of sales, selling, general and
     administrative expenses, stock
     compensation and restructuring charges          (3,546)            102             --                231           --

Depreciation and amortization                        (1,393)             39             --                 75           --
                                                 ----------   -------------     ----------      -------------     --------

      Operating income                                1,228             (44)            --               (122)          --

Interest expense                                     (1,064)             57             --                 39           --

Share of losses of CSC                                   --              --             --                 --         (182) (6)

Share of losses of other affiliates, net                (54)              1             (3) (5)            --           --

Other expense, net                                     (209)              2             --                  1           --
                                                 ----------   -------------     ----------      -------------     --------

      Loss before income taxes                          (99)             16             (3)               (82)        (182)

Income tax benefit                                       39              (7)             1 (8)             20           71 (8)
                                                 ----------   -------------     ----------      -------------     --------

      Net loss                                          (60)              9             (2)               (62)        (111)

Dividend requirements on preferred stocks               (10)             --             --                 --           --
                                                 ----------   -------------     ----------      -------------     --------

      Net loss attributable to common
          stockholder                            $      (70)              9             (2)               (62)        (111)
                                                 ==========   =============     ==========      ==============    =========

                                                         Year ended December 31, 1997
                                                 ---------------------------------------------

                                                        Joint Venture (1)
                                                 -------------------------------



                                                  Contribution to     Pro forma       TCIC
                                                 Joint Venture (4)   adjustments    pro forma
                                                 -----------------   -----------    ---------
                                                                  amounts in millions,
                                                                except per share amounts

Revenue                                                   (244)           --            5,310

Operating, cost of sales, selling, general and
     administrative expenses, stock
     compensation and restructuring charges                134            --           (3,079)

Depreciation and amortization                               45            --           (1,234)
                                                 -------------    ----------     ------------

      Operating income                                     (65)           --              997

Interest expense                                            48            --             (920)

Share of losses of CSC                                      --            --             (182)

Share of losses of other affiliates, net                    --             9 (7)          (47)

Other expense, net                                          --            --             (206)
                                                 -------------    ----------     ------------

      Loss before income taxes                             (17)            9             (358)

Income tax benefit                                           7            (4) (8)         127
                                                 -------------    ----------     ------------

      Net loss                                             (10)            5             (231)

Dividend requirements on preferred stocks                   --            --              (10)
                                                 -------------    ----------     ------------

      Net loss attributable to common
          stockholder                                      (10)            5             (241)
                                                 =============    ==========     ============


See accompanying notes to unaudited condensed pro forma financial statements.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES
                   (A Subsidiary of Tele-Communications, Inc.)

                Notes to Condensed Pro Forma Financial Statements

                               September 30, 1998
                                   (unaudited)

(1) Effective December 31, 1998, TCI Communications, Inc. ("TCIC") and Time Warner, Inc., Time Warner Entertainment Company, L.P. and Time Warner Entertainment Advance/Newhouse (collectively, "Time Warner") formed a 50-50 joint venture (the "Joint Venture"). TCIC and Time Warner each contributed cable television systems in Houston, Texas and portions of Southern Texas serving approximately 540,000 customers to the Joint Venture. In addition, the parties to the Joint Venture transferred debt aggregating $1.3 billion to the Joint Venture, of which $637 million was transferred by TCIC. The amount of debt transferred to the Joint Venture by each party was based on arm's-length negotiations between the parties. Time Warner will manage the Joint Venture. The accompanying condensed pro forma financial statements reflect the effects of TCIC's contribution to the Joint Venture. The effect on TCIC of Time Warner's contribution to the Joint Venture was not significant to TCIC pursuant to Rule 3-05 of Regulation S-X, accordingly, the accompanying condensed pro forma financial statements do not reflect the effects of Time Warner's contribution to the Joint Venture.

(2) On April 30, 1998 (the "InterMedia Closing Date"), TCI IP-VI, LLC ("TCI LLC"), a limited liability company wholly-owned by subsidiaries of TCI, transferred to InterMedia Capital Partners VI, L.P. ("IP-VI"), a Delaware limited partnership, and certain of its affiliates, cable television systems owned and operated by TCIC serving, as of March 31, 1998, approximately 435,000 basic customers. The transfer (the "IP-VI Transfer") was completed pursuant to the terms of a Contribution Agreement dated as of October 30, 1997, by and among TCI TKR of Southern Kentucky, Inc., TCI TKR of Northern Kentucky, Inc., TCI TKR of Jefferson County, Inc. TCI Cablevision of Kentucky, Inc., TCI Cablevision of North Central Kentucky, Inc., TCI of North Central Kentucky, Inc., TCI of Lexington, Inc. and TCI of Radcliff, Inc. (collectively the "TCI Parties") and InterMedia Capital Management VI, L.P., as amended. The systems transferred were located in and around the following Kentucky communities: Dawson Springs, Providence, St. Charles, Caldwell County, Hopkins County, Webster County, Shepherdsville, Danville, Lexington, Radcliff, Warren County, Bowling Green, Oakland, Plum Springs, Smith's Grove, Woodburn, Louisville, Boone County, Campbell County, Kenton County and Newport (the "Kentucky Systems"). IP-VI and its affiliates also assumed rights and obligations under a programming rights agreement with Satellite Services, Inc., an affiliate of TCIC. TCI LLC received a 49.005% limited partnership interest in IP-VI, and IP-VI assumed approximately $812 million in debt associated with the Kentucky Systems.

         Leo J. Hindery, Jr., the President and Chief Executive Officer of TCIC, and William R. Fitzgerald, an Executive Vice President of TCIC, are on the advisory board of IP-VI. Mr. Hindery also owns a .495% limited partnership interest in IP-VI. Additionally, the TCI Parties, TCI LLC and CVC Keep Well LLC, an affiliate of TCIC, have agreed to take certain steps to support compliance by subsidiaries of IP-VI with their payment obligations under senior credit facilities, up to a total contingent commitment of approximately $490 million.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES
                   (A Subsidiary of Tele-Communications, Inc.)

                Notes to Condensed Pro Forma Financial Statements

                               September 30, 1998
                                   (unaudited)


(3) On March 4, 1998 (the "CSC Closing Date"), TCIC transferred to CSC Parent Corporation, a Delaware corporation (to be known immediately after the closing as Cablevision Systems Corporation) ("New CSC"), cable television systems owned and operated by TCIC serving approximately 830,000 subscribers, as of January 31, 1998. The systems transferred were located in Union, Mercer, Monmouth, Somerest, Middlesex, Morris, Sussex, Bergen and Passaic counties in New Jersey and in Rockland, Suffolk and Westchester counties in New York (the "NJ/NY Systems"). In addition to its ownership interest in the NJ/NY Systems, New CSC will hold all of the common stock of the former Cablevision Systems Corporation (to be known immediately after the closing as CSC Holdings, Inc.). The NJ/NY Systems were transferred either directly by the transfer of the assets of such cable systems or indirectly by the transfer of partnership interests or capital stock in the entities owning such cable systems, in exchange for approximately
         48.9 million shares of Class A common stock, par value $0.01 per share, of New CSC representing an approximate 33% common equity ownership interest in New CSC and assumption by New CSC of certain liabilities, including approximately $669 million in debt, relating to the cable television systems transferred by TCIC to New CSC. Such exchange was made pursuant to the terms of the Contribution and Merger Agreement dated as of June 6, 1997, as amended and restated by the Amended and Restated Contribution and Merger Agreement dated as of June 6, 1997, by and among TCIC, New CSC, and certain affiliates of New CSC (the "Cablevision Transaction"). The amount of the consideration payable in the Cablevision Transaction was based on arm's-length negotiations between the parties.

(4) Represents TCIC's contribution of cable television systems to the Joint Venture and the transfer of $637 million of debt to the Joint Venture.

(5) Represents TCIC's proportionate share of IP-VI's pro forma losses for the applicable period up to the Intermedia Closing Date, including the amortization, over an estimated 20 year life, of the difference between the recorded value of TCIC's investment in IP-VI and TCIC's proportionate share of IP-VI's pro forma net assets.

(6) Represents TCIC's proportionate share of New CSC's pro forma losses for the applicable period, up to the CSC Closing Date, including the amortization, over an estimated 10 year life, of the difference between the fair value of consideration received and TCI's proportionate share of New CSC's net deficiency.

(7) Represents TCIC's proportionate share of losses for the cable television systems contributed and the debt transferred by TCIC to the Joint Venture. TCIC has not included in this amount the proportionate share of losses for the cable television systems contributed and the debt transferred by Time Warner to the Joint Venture, as such contribution was not significant to TCIC pursuant to Rule 3-05 of Regulation S-X.

(8) Represents the estimated tax effect of the pro forma adjustments, assuming an effective tax rate of 39%.

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
(99.1)                   TCIC press release dated January 4, 1999